EXHIBIT 99.1

               Computational Materials dated September 10, 2004

                   CHL Mortgage Pass-Through Trust 2004-HYB6



                            Computational Materials



                      [GRAPHIC OMITTED][GRAPHIC OMITTED]



                          $482,276,000 (Approximate)




                                  CWMBS, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                                 Lead Manager


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[GRAPHIC OMITTED]                                  Computational Materials for
                                     CHL Mortgage Pass-Through Trust 2004-HYB6

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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                     CHL Mortgage Pass-Through Trust 2004-HYB6

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Preliminary Term Sheet                       Date Prepared: September 10, 2004


                   CHL Mortgage Pass-Through Trust 2004-HYB6
            $482,276,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans
===================================================================================================================
                  Principal         WAL (Yrs) (2)(3)
                 Amount ($)          ("WAvg Roll"      Interest                                 Expected Ratings
  Class         (Approx.) (1)            /Mat)         Rate Type          Tranche Type            Moody's/S&P
  -----          ----------             ------        ----------          -------------           -----------
    A            482,276,000          2.55 / 3.28     Variable (4)          Senior                  Aaa/AAA
    X                (5)                  N/A          Fixed (6)     Senior / Interest Only         Aaa/AAA
    M                     Not Offered                    WAC (7)           Mezzanine                Aa2/AA
   B-1                    Not Offered                    WAC (7)          Subordinate                A2/A
   B-2                    Not Offered                    WAC (7)          Subordinate              Baa2/BBB
-------------------------------------------------------------------------------------------------------------------
   B-3                     Privately                     WAC (7)          Subordinate               Ba2/BB
-------------------------------------------------------------------------------------------------------------------
   B-4                       Placed                      WAC (7)          Subordinate                B2/B
-------------------------------------------------------------------------------------------------------------------
   B-5                    Certificates                   WAC (7)          Subordinate                NR/NR
=========== ========================================= ============= ======================== ======================
  Total:       $482,276,000


(1) The Certificates (as described herein) will be collateralized by adjustable rate, first-lien residential mortgage loans which are expected to have an initial fixed rate period of five years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between 3.75 - 6.25% subordination to the Senior Certificates as of the Cut-off Date.

(2) The WALs on the Class A Certificates are shown to the WAvg Roll Date (as defined herein) and to maturity at a pricing speed of 25% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination as described herein.

(4) The Certificate Interest Rate for the Class A Certificates for the interest accrual period for any Distribution Date (i) on or prior to the WAvg Roll Date will equal the Net WAC less the Certificate Interest Rate for the Class X Certificates and (ii) after the WAvg Roll Date will equal the Net WAC.

(5) The notional balance of the Class X Certificates in any period will be equal to the current unpaid principal balance of the Class A Certificates until and including the WAvg Roll Date. After the WAvg Roll Date, the notional balance of the Class X Certificates will equal zero.

(6) The Certificate Interest Rate for the Class X Certificates for any Distribution Date (x) on or prior to the WAvg Roll Date will be 0.610% per annum and (y) thereafter will be 0% per annum.

(7) The Certificate Interest Rate for the Subordinate Certificates will be equal to the Net WAC of the Mortgage Loans.


Depositor:                 CWMBS, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP

Primary Servicer:          As of the Closing Date, it is expected that
                           Countrywide Home Loans Servicing LP will service substantially all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                     CHL Mortgage Pass-Through Trust 2004-HYB6

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Rating Agencies:           Moody's and Standard & Poor's are expected to
                           provide ratings on the Class A, Class X, Class M, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates. The Class B-5 Certificates will not be rated.

Sample Pool
Calculation Date:          September 1, 2004. All references herein to
                           principal balances as of such date give effect to the application of scheduled payments due on or before September 1, 2004, which payments were applied to the actual balances of the Mortgage
                           Loans as of various recent dates.

Cut-off Date:              September 1, 2004.

Closing Date:              On or about September 27, 2004.

Pricing Date:              On or about September [13], 2004.

Settlement Date:           On or about September 30, 2004.

Master Servicer
Remittance Date:           The 19th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in October 2004.

Distribution Date:         The business day immediately following the Master
                           Servicer Remittance Date, commencing in October
                           2004.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class A Certificates and (ii) the Class X
                           Certificates (the "Interest Only Certificates").

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a
                           termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                           Loans as of the Cut-off Date.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                     CHL Mortgage Pass-Through Trust 2004-HYB6

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Mortgage
Loans: The aggregate principal balance of the Mortgage Loans as of the Sample Pool Calculation Date is approximately $503,682,659. All the Mortgage Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties. The Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR Index or annually based on the one-year LIBOR Index or one-year CMT Index.

                           The collateral tables included in these
                           Computational Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the Trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date.

                           The final pool of Mortgage Loans will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

WAvg Roll Date:            The "WAvg Roll Date" for the Mortgage Loans is
                           expected to be the Distribution Date in August
                           2009.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master
                           servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable.
                           As of the Cut-off Date, the weighted average
                           Expense Fee Rate is expected to be equal to approximately 0.263% for the Mortgage Loans and any period prior to the initial interest rate adjustment date for any of the Mortgage Loans and 0.382% after the initial interest rate adjustment dates for all of the Mortgage Loans.

Net WAC: The "Net WAC," will be equal to the weighted average gross interest rate on the Mortgage Loans less the weighted average Expense Fee Rate for the Mortgage Loans.

Accrued Interest:          The price to be paid for the Offered Certificates
                           by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered
                           Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all the
                           Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      5
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                                     CHL Mortgage Pass-Through Trust 2004-HYB6

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Credit Enhancement:        Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after
                           September 2014, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers
                           (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:


                               October 2004 - September 2014          0% Pro Rata Share
                               October 2014 - September 2015          30% Pro Rata Share
                               October 2015 - September 2016          40% Pro  Rata Share
                               October 2016 - September 2017          60% Pro Rata Share
                               October 2017 - September 2018          80% Pro Rata Share
                               October 2018 and after                 100% Pro Rata Share


                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled (i) on or prior to the September 2007 Distribution Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal or (ii) after the September 2007 Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                     CHL Mortgage Pass-Through Trust 2004-HYB6

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                           the Mortgage Loans) exceeds the initial senior
                           percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Settlement Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans.

Allocation of
Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the Class A Certificates until the class principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Class A Certificates and the Subordinate Certificates.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:
                              1)  To the Senior Certificates, accrued and
                                  unpaid interest at the related Certificate
                                  Interest Rate;
                              2)  To the Class A Certificates, principal;
                              3) To the Class M Certificates, accrued and unpaid interest at the Class M Certificate Interest Rate;
                              4)  To the Class M Certificates, principal;
                              5) To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
                              6)  To the Class B-1 Certificates, principal;
                              7) To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                              8)  To the Class B-2 Certificates, principal;
                              9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                              10) To the Residual Certificate, any remaining
                                  amount.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      7
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                                     CHL Mortgage Pass-Through Trust 2004-HYB6

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                                                      Yield Tables (%)


           Class A to WAvg Roll
           -------------------------------------------------------------------------------------------------------
                Initial Coupon          4.779%
           -------------------------------------------------------------------------------------------------------
           Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

           =======================================================================================================
             Yield @ 101-00              4.53       4.45       4.40       4.28       4.13       3.94      3.69
           =======================================================================================================
            WAL (yr)                     4.86       3.76       3.30       2.55       1.97       1.52      1.17
            MDUR (yr)                    4.25       3.33       2.94       2.30       1.80       1.41      1.10
            First Prin Pay              Oct-04     Oct-04     Oct-04     Oct-04     Oct-04     Oct-04    Oct-04
            Last Prin Pay               Aug-09     Aug-09     Aug-09     Aug-09     Aug-09     Aug-09    Aug-09
           -------------------------------------------------------------------------------------------------------


           Class A to Maturity
           -------------------------------------------------------------------------------------------------------
                Initial Coupon          4.779%
           -------------------------------------------------------------------------------------------------------
           Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

           =======================================================================================================
             Yield @ 101-00              4.38       4.39       4.37       4.29       4.15       3.95      3.70
           =======================================================================================================
            WAL (yr)                     19.62      7.66       5.48       3.28       2.21       1.59      1.19
            MDUR (yr)                    12.26      5.73       4.35       2.81       1.98       1.47      1.12
            First Prin Pay              Oct-04     Oct-04     Oct-04     Oct-04     Oct-04     Oct-04    Oct-04
            Last Prin Pay               Aug-34     Aug-34     Aug-34     Aug-34     Aug-34     Aug-34    Aug-34
           -------------------------------------------------------------------------------------------------------



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      8